================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported)    MAY 1, 2007


                                   NEXEN INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                     CANADA
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


                  1-6702                                 98-6000202
--------------------------------------------------------------------------------
         (Commission File Number)             (IRS Employer Identification No.)


             801 - 7TH AVENUE S.W.
           CALGARY, ALBERTA, CANADA                              T2P 3P7
--------------------------------------------------------------------------------
     (Address of Principal Executive Offices)                   (Zip Code)


                                 (403) 699-4000
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

            On May 4, 2007,  Nexen Inc. (the "Company")  completed its offering of $1.5 billion in aggregate principal amount of senior notes comprised of $1.25 billion principal amount of 6.40% senior notes due 2037 (the "6.40% Notes") and $250 million principal amount of 5.65% senior notes due 2017 (the "5.65% Notes" and, together with 6.40% Notes, the "Notes"). In connection with the pricing of the offering, on May 1, 2007, the Company entered into a Pricing Agreement (the "Pricing Agreement") with Banc of America Securities LLC, Citigroup Global Markets Inc. and Deutsche Bank Securities Inc. as representatives of the underwriters listed in Schedule I thereto (collectively, the "Underwriters"). The Pricing Agreement contains customary representations, covenants and indemnification provisions. A copy of the Pricing Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Notes were issued pursuant to an Indenture, dated as of May 4, 2007 (the "Base Indenture"), by and among the Company and Deutsche Bank Trust Company Americas, as trustee (the "Trustee"), as supplemented by the First Supplemental Indenture, dated as of May 4, 2007 (the "First Supplemental Indenture" and, together with the Base Indenture, the "Indenture"), by and among the Company and Trustee. Copies of the Base Indenture and the Supplemental Indenture are attached as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

The 5.65% Notes will mature on May 15, 2017 and the 6.40% Notes will mature on May 15, 2037. Interest on the Notes will be payable semi-annually on May 15 and November 15, beginning on November 15, 2007. The Notes are the Company's direct, unsecured and unsubordinated obligations and rank equally with all of its existing and future unsecured and senior debt, and rank senior to all of the existing and future subordinated debt. The Notes are effectively subordinated to all indebtedness and other liabilities, including guarantees, of any of the Company's subsidiaries.

The Notes may be redeemed at any time in whole, or from time to time in part, at the option of the Company, at a redemption price equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to the date of redemption) discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate, plus 20 basis points and 35 basis points, for the 5.65% Notes and 6.40% Notes, respectively, plus in each case accrued interest to the date of redemption.

The Indenture contains customary covenants relating to restrictions on the ability of the Company or any material subsidiary to create liens and on the ability of the Company to consolidate, merge or convey or transfer substantially all of its assets. The Indenture also contains customary events of default.

Certain of the Underwriters or their affiliates have performed commercial and investment banking and advisory services for the Company from time to time for which they have received customary fees and expenses. The Underwriters may, from time to time, engage in transactions with and perform services for the Company in the ordinary course of their business. Certain affiliates of the Underwriters are lenders under the Company's term credit facilities.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

            Reference is made to Item 1.01 and the description of the Notes and the Indenture contained therein, each of which is hereby incorporated by reference into this Item 2.03.


ITEM 8.01.  OTHER EVENTS.

            On May 1, 2007, the Company issued a press release announcing the pricing of the offering of the Notes (the "Press Release"). A copy of the Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

       (d)  Exhibits.

            EXHIBIT NO.      DESCRIPTION
            -----------      -----------
               10.1          Pricing Agreement,  as of May 1, 2007, among Nexen
                             Inc. and Banc of America Securities LLC, Citigroup
                             Global  Markets Inc. and Deutsche Bank  Securities
                             Inc., as Underwriters.
               4.1           Indenture,  dated as of May 4, 2007,  among  Nexen
                             Inc. and Deutsche Bank Trust Company Americas,  as
                             Trustee.
               4.2           First Supplemental  Indenture,  dated as of May 4,
                             2007,  among Nexen Inc.  and  Deutsche  Bank Trust
                             Company Americas, as Trustee.
               99.1          Press Release, dated May 1, 2007.

                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: May 7, 2007

                                     NEXEN INC.



                                     By: /s/ Rick Beingessner
                                         ----------------------------
                                         Name:  Rick Beingessner
                                         Title: Assistant Secretary

                               EXHIBIT INDEX


    EXHIBIT NO.      DESCRIPTION
    -----------      -----------

       10.1          Pricing  Agreement,  as of May 1, 2007,  among Nexen Inc.
                     and Banc of America Securities LLC, Citigroup Global Markets Inc. and Deutsche Bank Securities Inc., as Underwriters.

       4.1 Indenture, dated as of May 4, 2007, among Nexen Inc. and Deutsche Bank Trust Company Americas, as Trustee.

       4.2           First  Supplemental  Indenture,  dated as of May 4, 2007,
                     among  Nexen  Inc.  and  Deutsche   Bank  Trust   Company
                     Americas, as Trustee.

       99.1          Press Release, dated May 1, 2007.